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                                                                    Exhibit 99.2

                              CRW FINANCIAL, INC.
                        200 Four Falls Corporate Center
                          West Conshohocken, PA 19428



       THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR
              THE ANNUAL MEETING OF STOCKHOLDERS, JUNE 30, 1999.

KNOW ALL MEN BY THESE PRESENTS that I, the undersigned stockholder of CRW Financial, Inc., (the "Company"), do hereby nominate, constitute, and appoint J. Brian O'Neill and Jonathan P. Robinson, or any one or more of them, my true and lawful attorney(s) with full power of substitution for me and in my name, place and stead, to vote all of the Common Stock, par value $.01 per share, of the Company, standing in my name on its books on May 28, 1999, at the Annual Meeting of its Stockholders to be held on June 30, 1999 at the Philadelphia Marriot Hotel, 1201 Market Street, Philadelphia, Pennsylvania, at 9:00 a.m., local time, and at any and all postponements or adjournments thereof.

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(1)  To consider and vote upon a proposal to approve and adopt the Agreement and
     Plan of Merger dated as of September 3, 1998, as amended on December 30, 1998, (the "Merger Agreement"), among CRW, TeleSpectrum Worldwide Inc., and CRW Acquisition Corp. This merger agreement provides for the merger of CRW and CRW Acquisition, a subsidiary of TeleSpectrum. In the merger, our stockholders will receive .709 shares of TeleSpectrum common stock in exchange for each share of CRW common stock that they own.

              FOR [_]        AGAINST [_]         ABSTAIN [_]

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
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                        Class III          FOR all nominees at left       WITHHOLD AUTHORITY
                        ---------             (except as marked             to vote for all
                    J. Brian O'Neill        to the contrary below)         nominees at left
                      Mark J. DeNino                 [_]                           [_]
(2)  ELECTION
     OF        ----------------------------------------------------------------------------------
     DIRECTORS.         Class II           FOR all nominees at left       WITHHOLD AUTHORITY
                        --------               (except as marked            to vote for all
                     Bernard Morgen         to the contrary below)         nominees at left
                      Eustice Mita                   [_]                          [_]
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

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(3)  In their discretion, to transact any other business that may properly come before the Annual Meeting.
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ALL SHARES WILL BE VOTED AS DIRECTED HEREIN AND, UNLESS OTHERWISE DIRECTED, WILL
BE VOTED "FOR" PROPOSALS 1, AND 2, AND IN THE DISCRETION OF THE PERSON VOTING
THE PROXY WITH RESPECT TO ANY OTHER BUSINESS PROPERLY BROUGHT BEFORE THE
MEETING.



                                  REVERSE SIDE
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         The undersigned acknowledges receipt of the Notice of Annual Meeting and a joint proxy statement/prospectus, and revokes all prior Proxies for said meeting. This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder.


                           -----------------------------------------------
                              Signature



                           -----------------------------------------------
                              Signature if jointly held


                           DATED:__________________, 1999



PLEASE SIGN EXACTLY AS YOUR NAME APPEARS HEREON. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE, OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON. MAKE SURE THAT THE NAME ON YOUR STOCK CERTIFICATE(S) IS EXACTLY AS YOU INDICATE ABOVE. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED SELF-ADDRESSED, POSTAGE PREPAID ENVELOPE.